January 31, 2005

DREYFUS INVESTMENT GRADE FUND
-DREYFUS INSTITUTIONAL YIELD ADVANTAGE FUND
-DREYFUS PREMIER YIELD ADVANTAGE FUND
-DREYFUS PREMIER SHORT TERM INCOME FUND
-DREYFUS INTERMEDIATE TERM INCOME FUND
-INFLATION ADJUSTED SECRUTIEIS FUND

Supplement to Statement of Additional Information Dated December 1, 2004

     The information contained in the fifth paragraph in the section of the Statement of Additional Information entitled “Management Arrangements” with respect to the fund’s named portfolio managers is hereby replaced in its entirety with the following:

     The portfolio managers for Dreyfus Institutional Yield Advantage Fund and Dreyfus Premier Yield Advantage Fund are Laurie Carroll and Johnson Moore; the portfolio managers for Dreyfus Premier Short Term Income Fund are Catherine Powers and Chris Pellegrino; and the portfolio managers for Dreyfus Intermediate Term Income Fund and Dreyfus Inflation Adjusted Securities Fund are Kent Wosepka, Robert Bayston and Marc Seidner